Alliance Institutional Funds, Inc.			Exhibit 77Q1(a)
811-_




Articles of Incorporation: Incorporated by reference to Exhibit 1 to Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 3, 1997.


By-Laws: Incorporated by reference to Exhibit 2 to Registrants
Registration Statement on Form N-1a, filed with the Securities and Exchange Commission on October 3, 1997.






Alliance Institutional Funds, Inc.			Exhibit 77Q1(e)
811-00126_______



Investment Advisory Agreement: Incorporated by reference to
Exhibit d to Post-Effective Amendment No. 1 of Registrant's
Registration Statement on Form N-1A (File Nos. 333-37177 and 811-
08403) filed December 15, 1998.